Exhibit 99.1

MCEWEN MINING ANNOUNCES NEW SILVER DISCOVERY

AT THE EL GALLO COMPLEX IN MEXICO

TORONTO, ONTARIO — March 13, 2012 — McEwen Mining Inc.  (NYSE & TSX: MUX) is pleased to announce new exploration drill results from its El Gallo Complex in Sinaloa State, Mexico. Highlights include a new discovery called CSX, which returned an impressive 629.4 gpt silver over 6.1 meters and from Palmarito, which returned 240.7 gpt silver over 8.6 meters. Mineralization in both areas starts from surface. In addition, reconnaissance work in Nayarit State, which is located south of Sinaloa, has discovered an exciting silver prospect, which is showing good potential for size and grade (Exhibit 1 & 4).

CSX — NEW SILVER DISCOVERY

629.4 gpt Silver over 6.1 Meters

CSX is a new silver discovery located 2.5 km east of the proposed mill location (Exhibit 2 & 3) and was discovered through prospecting. To date, 12 core holes have been completed. Although the surface signature is smaller than El Gallo, the geology of the two areas appears similar, made up of shallow-dipping siliceous breccia bodies, hosted within andesite volcanic rocks and quartz porphyry. Both higher grades that could potentially be milled and lower grades, that could potentially be heap leached, have been intersected.  The zone, as defined by drilling, measures approximately 200 meters long and 50 meters wide. The majority of the intercepts occurred at or near surface, which could potentially allow the zone to be mined by open pit method. The deepest intercept to date is approximately 70 meters below surface and the zone remains open to the east and south.  Highlights from the initial drilling are shown below:

Table 1 — CSX Mill Grade Drill Results

	From	To	Intercept	Ag
Drill Hole	(m)	(m)	(m)	(gpt)
CSX-001	0.0	25.5	25.5	79.6
Including	0.0	5.1	5.1	174.1

CSX-004	0.0	6.1	6.1	629.4
Including	0.0	3.1	3.1	1,140.0

CSX-005	77.5	81.3	3.9	141.8

CSX-007	0.0	4.0	4.0	113.7

CSX-012	29.3	38.1	8.8	101.8

Table 2 — CSX Heap Leach Grade Drill Results

	From	To	Intercept	Ag
Drill Hole	(m)	(m)	(m)	(gpt)
CSX-003	12.4	18.3	5.9	43.1

CSX-005	0.0	12.5	12.5	45.8

CSX-006	0.0	20.7	20.7	37.4

CSX-010	0.0	7.6	7.6	55.3

CSX-011	0.0	9.0	9.0	26.4

PALMARITO EXPLORATION DRILL HOLES

240.6 gpt Silver over 8.6 Meters

Drilling at Palmarito resumed in January and focused on extending the near surface mineralization located at the north portion of the deposit, where late in 2011 encouraging results were received, such as 384.4 gpt silver over 4.7 meters, 125.9 gpt silver over 25 meters and 258.8 gpt silver over 4.7 meters. This area of the deposit is attractive because 1) the mineralization starts at surface and 2) the grades being encountered are higher than the current resource average (67 gpt silver). Three additional holes continue to demonstrate that there is potential to further extend this near surface zone.

Table 3 — Palmarito Drill Results

	From	To	Intercept	Ag
Drill Hole	(m)	(m)	(m)	(gpt)
PMX-262	0.0	8.6	8.6	240.7
Including	0.0	1.5	1.5	554.0

PMX-266	0.0	6.9	6.9	166.8
Including	0.0	2.4	2.4	326.5

PMX-260	0.0	6.1	6.1	115.7

NAYARIT — EXCITING SILVER PROSPECT IDENTIFIED

In 2011 McEwen Mining (then US Gold) initiated a reconnaissance exploration program in the Mexican state of Nayarit (Exhibit 1), where the company holds approximately 240,000 acres of mineral concessions. During the fourth quarter of 2011, McEwen Mining prospectors started to return with significant silver samples (up to 2,970 gpt silver) over a large area (3 km x 6 km) (Exhibit 4). Since then 8 separate veins have been identified on the property ranging in length from 250 to 500 meters (3,500 meters of total strike length).

An exploration agreement with the community has been signed, drill permits have been received and a core drill started on March 2nd. The company expects to mobilize a second core drill within the next two weeks. Although early, McEwen Mining’s geologists are very excited by the grades and potential size of the vein system.

Five core drills are currently working at the El Gallo Complex. The company has budgeted $8 million for exploration for 2012, representing 55,000 meters of core drilling. In addition, 100,000 meters of percussion drilling is planned to identify early stage targets.

ABOUT MCEWEN MINING (www.mcewenmining.com)

The objective of McEwen Mining is to qualify for inclusion in the S&P 500 by 2015 by creating a high growth, low-cost, mid-tier silver producer focused in the Americas. McEwen Mining’s principal assets consist of the following:

•                  Production: a 49% interest in Minera Santa Cruz SA, owner of the San José Silver-Gold Mine that is located near Goldcorp’s Cerro Negro project in Argentina.

•                  Development: The El Gallo Complex in Sinaloa, Mexico (first phase of production expected July 2012) and the Gold Bar Project in Nevada; as well as the Los Azules Copper Deposit in San Juan, Argentina.

•                  Exploration: The Company has a large portfolio of exploration properties in Santa Cruz province Argentina, surrounding the San José Mine and Goldcorp’s Cerro Negro project in addition to significant land packages in Nevada adjoining Barrick’s Cortez mine and surrounding our El Gallo Complex in Mexico.

Rob McEwen, Chairman and CEO, owns 25% of the outstanding shares of McEwen Mining. As at December 31, 2011 the Company had US$80 million in cash (including silver/gold bullion) and no bank debt.

TECHNICAL INFORMATION

This news release has been reviewed and approved by John Read, CPG, McEwen Mining’s Senior Consulting Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. Samples from the core drilling were split on-site at the Company’s El Gallo Complex. One half of the split drill core is shipped to ALS Chemex for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples. All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. In some cases the true width of the mineral zones has not been determined. For additional information about the El

Gallo Complex see the “Preliminary Economic Assessment for the El Gallo District, Sinaloa State Mexico” dated February 11, 2011 and prepared by Paul Gates, PE, Richard Addison, PE, Aaron McMahon, PG of Pincock Allen & Holt of Denver, Colorado (“El Gallo PEA”). All three individuals are Qualified Persons as defined by NI 43-101 and are independent of US Gold Corporation as defined in Section 1.4 of NI 43-101 and Section 3.5 of Companion Policy 43-101CP. Mr. McMahon verified the mineral resource data contained in the El Gallo PEA by conducting a site visit, which included verifying drill hole locations and survey data, reviewing sampling handling, data collection procedures, partial audit of the assay database, review of the QA/QC data and analysis of core recovery and drill logs and their relations to assay values. The El Gallo PEA is available on SEDAR (www.sedar.com).

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this press release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to business integration as a result of the business combination between US Gold and Minera Andes, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks related to litigation including specifically but not limited to ongoing litigation with respect to the Los Azules property which if resolved adversely to the Company, would materially affect the Company’s ability to develop the Los Azules project, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. On January 24, 2012, US Gold Corporation and Minera Andes Inc. completed a business combination wherein US Gold acquired Minera Andes and was renamed McEwen Mining Inc. See US Gold’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”; and, Minera Andes’ Annual Information Form, filed on SEDAR (www.sedar.com), and its Form 40F, available on EDGAR (www.sec.gov), for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

Cautionary Note to US Investors

McEwen Mining (including in its preparation of the El Gallo PEA) prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources, measurements which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Jenya Meshcheryakova	Mailing Address
Investor Relations	181 Bay Street Suite 4750
Tel: (647) 258-0395	Toronto, ON M5J 2T3
Toll Free: (866) 441-0690	PO box 792
Fax: (647) 258-0408	E-mail: info@mcewenmining.com

Table 4 — Core Holes From CSX and Palmarito (March 2012)

Drill Hole	Easting	Northing	Azimuth (Degrees)	Dip (Degrees)	From (Meters)	To (Meters)	Intercept (Meters)	Ag (gpt)
CSX Zone
CSX-001	214411	2844394	360	-55	0.0	25.5	25.5	79.6
Including					0.0	5.1	5.1	174.1

CSX-002	214339	2844410	360	-55	—	—	—	—

CSX-003	214336	2844459	180	-50	12.4	18.3	5.9	43.1

CSX-004	214270	2844349	360	-55	0.0	6.1	6.1	629.4
Including					0.0	3.1	3.1	1,140.0

CSX-005	214303	2844363	360	-70	77.5	81.3	3.9	141.8

CSX-006	214269	2844404	360	-70	0.0	20.7	20.7	37.4

CSX-007	214245	2844361	360	-60	0.0	4.0	4.0	113.7

CSX-008	214208	2844363	360	-50	—	—	—	—

CSX-009	214348	2844516	180	-60	—	—	—	—

CSX-010	214362	2844399	360	-80	0.0	7.6	7.6	55.3

CSX-011	214311	2844416	360	-75	0.0	9.0	9.0	26.4

CSX-012	214408	2844357	360	-75	29.3	38.1	8.8	101.8

Palmarito
PMX-260	201249	2830507	230	-45	0.0	6.1	6.1	115.7

PMX-262	201092	2830525	110	-50	0.0	8.6	8.6	240.7
Including					0.0	1.5	1.5	554.0

PMX-266	201223	2830477	230	-60	0.0	6.9	6.9	166.8
Including					0.0	2.4	2.4	326.5

Exhibit 1
March 2012

McEwen Mining Mineral Concessions in Mexico

USA
MEXICO
Palmarejo - Coeur d'Alene
Alamo Dorado - Pan American
El Sauzal - Goldcorp
El Gallo Complex
Sinaloa State
Topia - Great Panther
La Cienega - Fresnillo PLC
Nuestra Senora - Scorpio Mining
San Dimas - Primero
Nayarit Silver Prospect
Legend
McEwen Mining Project
Producing Mine
PACIFIC OCEAN
0
100
200
Miles

McEwen Mining - CSX Discovery Drill Hole Locations (Aerial View)

Exhibit 3
March 2012

213800
213900
214000
214100
2844500
2844400
2844300
CSX-009
CSX-003
CSX-011
CSX-002
CSX-010
CSX-006
CSX-001
Expansion Potential
CSX-008
CSX-007
CSX-005
CSX-012
CSX-004
Expansion Potential
Legend
Drill Hole
Drill Hole Trace
Mineralization
Topo
Drainage
0
50
100
Meters

McEwen Mining

Nayarit Silver Prospect - Rock Sample Map Aerial View

Exhibit 4
March 2012

489000
491000
493000
495000
497000
499000
2445000
2443000
2441000
Potential
Veins
Legend
Rock Grade Samples
+ 300 gpt
100 - 300 gpt
50 - 100 gpt
10 - 50 gpt
less than 10 gpt
Interpreted Vein
0
1
2
Km
Area
Shown
0
10
Km